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                           100 Summer Street
                    Boston, Massachusetts 02110-2131
                            (617) 345-1000
                          Fax: (617) 345-1300



                                  February 17, 2005


Securities and Exchange Commission
450 Fifth St., N.W.
Washington, DC 20549

      Re:  J. P. Morgan Mutual Fund Series

Ladies and Gentlemen:

      We have acted as special Massachusetts counsel to J. P. Morgan Mutual Fund Series, a Massachusetts business trust (the "Trust") in connection with the issuance of the shares described on Attachment A to this letter (collectively, the "Shares"), of the respective series of the Trust listed on Attachement A (the ""Funds''), to be offered and sold pursuant to a Registration Statement on Form N-1A filed by the Trust pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "Registration Statement").

      We have reviewed, insofar as it relates or pertains to the Trust and the Funds, the Registration Statement and the related Statement of Additional Information. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion. For purposes of such examination, we have assumed the genuineness of all signatures and original documents and the conformity to original documents of all copies submitted to us for our review.

      Based upon the foregoing, we are of the opinion that the Shares have been duly and validly authorized and, when issued and sold in accordance with the Trust's Declaration of Trust and the Registration Statement, will be legally issued, fully paid and non-assessable.

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      We consent to the filing of this opinion with the Securities and
Exchange Commission as an exhibit to the Registration Statement.

                                      Very truly yours,


                                      NIXON PEABODY LLP



                                       2


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ATTACHMENT A

                                                        CLASS A   CLASS B   CLASS C   SELECT   INSTITUTIONAL   ULTRA   CLASS M
                                                                                      CLASS        CLASS
JPMorgan Asia Equity Fund                                   X                           X            X
JPMorgan Bond Fund                                          X        X         X        X            X           X
JPMorgan California Tax Free Bond Fund                      X        X         X        X            X
JPMorgan Capital Growth Fund                                X        X         X        X
JPMorgan Disciplined Equity Fund                            X                           X            X           X
JPMorgan Diversified Fund                                   X        X         X        X            X
JPMorgan Dynamic Small Cap Fund                             X        X         X        X
JPMorgan Emerging Markets Debt Fund                                                     X
JPMorgan Emerging Markets Equity Fund                       X        X                  X            X
JPMorgan Enhanced Income Fund                               X                           X            X
JPMorgan Global Healthcare Fund                             X        X         X        X
JPMorgan Global Strategic Income Fund                       X        X         X        X            X                     X
JPMorgan Growth and Income Fund                             X        X         X        X
JPMorgan Intermediate Tax Free Bond Fund                    X        X         X        X            X
JPMorgan International Equity Fund                          X        X         X        X            X
JPMorgan International Growth Fund                          X        X
JPMorgan International Opportunities Fund                   X        X                  X            X
JPMorgan International Small Cap Equity Fund                X        X                  X            X
JPMorgan International Value Fund                           X        X                  X            X
JPMorgan Intrepid America Fund                              X        X         X        X
JPMorgan Intrepid Contrarian Fund                           X        X         X        X
JPMorgan Intrepid European Fund                             X        X         X        X            X
JPMorgan Intrepid Growth Fund                               X        X         X        X
JPMorgan Intrepid Value Fund                                X        X         X        X
JPMorgan Japan Fund                                         X        X
JPMorgan Market Neutral Fund                                X        X                               X
JPMorgan Mid Cap Equity Fund                                X        X                  X
JPMorgan New Jersey Tax Free Bond Fund                      X        X         X        X
JPMorgan New York Tax Free Bond Fund                        X        X         X        X            X
JPMorgan Short Term Bond Fund                               X                           X            X
JPMorgan Small Cap Core Fund                                                            X
JPMorgan Small Cap Equity Fund                              X        X         X        X
JPMorgan Tax Aware Disciplined Equity Fund                                                           X
JPMorgan Tax Aware Enhanced Income Fund                     X                           X            X
JPMorgan Tax Aware International Opportunities Fund         X                                        X
JPMorgan Tax Aware Large Cap Growth Fund                                                X
JPMorgan Tax Aware Large Cap Value Fund                                                 X
JPMorgan Tax Aware Short-Intermediate Income Fund                                       X            X
JPMorgan Tax Aware U.S. Equity Fund                         X        X         X        X            X
JPMorgan U.S. Equity Fund                                   X        X         X        X            X           X
JPMorgan U.S. Small Company Fund                                                        X            X


MONEY MARKET FUNDS

                                                                                                                        CASH
                                         CAPITAL  INSTITUTIONAL  AGENCY  PREMIER  MORGAN  RESERVE  CLASS B  CLASS C   MANAGEMENT
JPMorgan 100% U.S. Treasury                X            X          X        X       X        X
 Securities Money Market Fund
JPMorgan California Municipal Money                                                 X
 Market Fund

JPMorgan Federal Money Market Fund                      X          X        X       X        X
JPMorgan New York Municipal Money                                                   X        X
 Market Fund
JPMorgan Prime Money Market Fund           X            X          X        X       X        X        X        X           X
JPMorgan Tax Free Money Market Fund                     X          X        X       X        X
